UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2021

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
119 Standard Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Beyond Meat, Inc. (the “Company”) previously reported in a Current Report on Form 8-K filed May 24, 2021 (the "Original Form 8-K"), that stockholders of the Company approved, through a non-binding advisory vote, an annual frequency for the non-binding advisory vote to approve the compensation of the Company’s named executive officers. The sole purpose of this amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, that the Company has determined it will hold future non-binding advisory votes on an annual basis until the next vote by the Company’s stockholders on the frequency of the non-binding advisory vote to approve the compensation of its named executive officers. No other changes have been made to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Teri L. Witteman
Teri L. Witteman
Chief Legal Officer and Secretary

Date: October 7, 2021